                                                                   EXHIBIT 2.19K

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                              FIFTEENTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Fifteenth Amendment (the "Amendment") is executed this 19th day of November, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. For the fees set forth in paragraph 2 below, Customer will receive the @Home implementation services set forth below. Such services are the only implementation services that Customer will receive in connection with house loads for @Home. As a result, any implementation services set forth in Exhibit A-2 as of the date of execution of this Amendment shall not apply with respect to AT&T @Home house loads. For conversion of AT&T @Home subscribers to CCS, the services outlined in Exhibit A-2 shall be provided. Accordingly, Exhibit A-2 of the Agreement shall be amended to include the following:

Technical Services For House Loads
-----------------------------------

 .  Analyze the house load specifications
 .  Copy mapping tables and enter site-specific from/to values.
 .  Upload test house data from PC to mainframe
 .  Run tests and verify output.
 .  Make changes received from test output as necessary and re-test.
 .  Upload live house data from PC to mainframe.
 .  Run live house conversion process.
 .  Verify live output.
 .  Make any changes requested and rerun, reverify
 .  Merge houses into production system
 . Balance house load and produce balancing forms (sent only to site), . Send house load sign-off to site for final verification.

Non-Technical Services For House Loads
--------------------------------------

 .  System Set-Up - Includes the UDF/Service Codes, RMS, Sys/Prin/Agents, UDF
   transfers and code table configuration
 .  Specification Definition - Receive from site.  Review with CSG programming
 . Review/Verify Output - Verify Address reports (also sent to site), field-to-field review, verify Exception Reports (also sent to site)

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."

 .  Environment set-up, LU pools, Sys/Prin access, destinations, push code table to server, build passwords and profiles, establish ".ini" settings
 .  Test Connectivity (occurs only when @Home sites precedes video implementation)
 . Printers - build print queue on server(s), verify configuration, test printers

On-Site Launch Services
-----------------------

 .  Data Base verification
     .   Converter Data
     .   House Info
 .  Account accessing by all appropriate customer information
 .  Printer testing with RMS - Work Orders and Reports
 .  RMS training and review
 .  WPT setup and training
 .  Work Order Auto Tech Assignment setup and training
 .  UDF and CTD review and approval
 .  Password and profiles reviewed and setup for production
 .  Scheduling and Dispatch CTD review
 .  Exception & production reports reviewed and worked
 .  Review and verification of all tax code tables

2. Schedule D of the Agreement shall be amended to include the following fees to be paid by Customer for the services set forth in Paragraph 1 above.

     A.  Fees for Full Initial Houseload:
         1.  On-site Services are provided*
             a.  CCS/ACSR in production at System Site        $(***)
             b.  CCS/ACSR not in production at System Site    $(***)

         2.  On-site Services are not provided*
             a.  CCS/ACSR in production at System Site        $(***)
             b.  CCS/ACSR not in production at System Site    $(***)

     *Includes up to sixteen (16) hours of on-site support. Any additional hours required by Customer shall be at CSG's then current rates. Excludes Reimbursable Expenses which will be billed separately.

     B.  Other Ancillary Fees:
         .   Full Agent Addition             $(***)  per System Site
         .   Partial Agent Refresh           $ (***) per System Site
         .   Data Clean-up                   $(***) per System Site
         .   Develop Houseload               Time and Materials
             specifications

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")                    TCI CABLE MANAGEMENT CORPORATION
                                             ("Customer")

By:     /s/ Joseph T. Ruble                  By:     /s/ Ann Montgomery
   -----------------------------                --------------------------------

Name:   Joseph T. Ruble                      Name:   Ann Montgomery
     ---------------------------                   -----------------------------

Title:  V.P. & General Counsel               Title:  EVP, Fulfillment Services
      --------------------------                   -----------------------------
                                                     & Operations
                                                   --------------

                                       2

  CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES
   OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR
                      OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19K

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).



                             TWENTY-NINTH AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Twenty-Ninth Amendment (the "Amendment") is executed this 19/th/ day of November, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. As of the date of execution of this Amendment, Customer receives CSG's Electronic Bill Payment Services pursuant to the Electronic Bill Payment Services Agreement executed by CSG and TCI Communications Inc. ("TCIC") on March 29, 1996 (the "Paybill Agreement"). Upon Customer's final conversion from the services provided by CSG under the Paybill Agreement to the services provided by CSG under the terms and conditions set forth in
     Schedule I of the Agreement, the Paybill Agreement shall be terminated and of no further force or effect.

2. Until such time that Customer fully converts from the services provided by CSG under the Paybill Agreement to the services provided by CSG under the terms and conditions set forth in Schedule I of the Agreement, Customer shall continue to pay the fees set forth in the Paybill Agreement.

3. Customer agrees to purchase CSG's Electronic Bill Payment Services (Paybill Advantage(R)) as set forth in Schedule I of the Agreement. The fees for such services are set forth below and shall become effective when Customer fully converts from the services provided by CSG under the Paybill Agreement to the services provided by CSG under the terms and conditions set forth in Schedule I of the Agreement. Accordingly, Schedule D shall be amended to include the following fees:

                                               -Confidential Treatment Requested
                                              and the Redacted Material has been
                                            separately filed with the Commission


----------------------------------------------------------------------------------------------------------------
                       ITEM/DESCRIPTION                            PRICE
----------------------------------------------------------------------------------------------------------------
Initial Fees:
----------------------------------------------------------------------------------------------------------------
1. One-time start-up fee (Note 1)                         $(***) per system principle
----------------------------------------------------------------------------------------------------------------
2. Communication interface installation                   $(***)
----------------------------------------------------------------------------------------------------------------
Monthly Fees:
----------------------------------------------------------------------------------------------------------------
1. Monthly fee per ACH debit and prenote transaction:
----------------------------------------------------------------------------------------------------------------
      Monthly Volume per system principle (Note 2)        Amount per ACH debit and prenote transaction
----------------------------------------------------------------------------------------------------------------
     1 to 1,000 transactions                              $(***)
----------------------------------------------------------------------------------------------------------------
     1,001 to 2,000 transactions                          $(***)
----------------------------------------------------------------------------------------------------------------
     2,001 to 3,000 transactions                          $(***)
----------------------------------------------------------------------------------------------------------------
     3,001 to 4,000 transactions                          $(***)
----------------------------------------------------------------------------------------------------------------
     4,001 to 5,000 transactions                          $(***)
----------------------------------------------------------------------------------------------------------------
     5,001 and above transactions
----------------------------------------------------------------------------------------------------------------
2. Monthly fee for insufficient funds returns             $(***) per item
----------------------------------------------------------------------------------------------------------------
3. Monthly fee for notification of change                 $(***) per item
----------------------------------------------------------------------------------------------------------------
4. Monthly fee for redeposit                              $(***) per item
----------------------------------------------------------------------------------------------------------------
5. Monthly maintenance fee                                $(***) per system principle
----------------------------------------------------------------------------------------------------------------
6. Monthly communication interface fees                   Responsibility of Customer or their ACH bank
----------------------------------------------------------------------------------------------------------------
Other Fees:
----------------------------------------------------------------------------------------------------------------
1. ACH bank set-up and testing (Note 3)                   $(***) per hour
----------------------------------------------------------------------------------------------------------------

Note 1: The one-time start-up fee does not apply to the system principles converting from the services provided by CSG under the Paybill Agreement.

Note 2: For clarification purposes, the volume discounts are cumulative and not incremental (e.g., if a system principle has 2,000 transactions during the month, all 2,000 transactions would be charged at $(***) per transaction.)

Note 3: Customer's ACH bank must be able to process CSG's format which is the NACHA standard file format. CSG requires ninety (90) days for set-up of new ACH bank.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")          TCI CABLE MANAGEMENT CORPORATION
                                   ("Customer")

By:/s/ Joseph T. Ruble             By:/s/ Ann Montgomery
   ----------------------------       ------------------------------------------

Name:  Joseph T. Ruble             Name:  Ann Montgomery
     --------------------------         ----------------------------------------

Title: V.P. & General Counsel      Title: EVP Fulfillment Services & Operations
      -------------------------           --------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION-FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19K

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                             FORTY-FIRST AMENDMENT
                                      TO
                        RESTATED AND AMENDED CSG MASTER
                    SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                       TCI CABLE MANAGEMENT CORPORATION

This Forty-First Amendment (the "Amendment") is executed this 23/rd/ day of December, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and Customer agree as follows:

1. For the fees set forth in paragraph 3 below and in accordance with the terms and conditions of the Agreement, CSG hereby grants to Customer a site license pursuant to which Customer may use ACSR on an additional ************************* ((***)) workstations.

2. CSG shall provide Customer one (1) master copy of ACSR for the purpose of installing ACSR on the ************************* ((***)) workstations referenced above.

3. The fees to be paid by Customer for the additional site license of ************************* ((***)) workstations of ACSR are as follows:

       ACSR Perpetual License Fees
       ---------------------------
            (***)  workstations                   $(***)
            ($(***) per workstation)

       ACSR Annual Maintenance Fees
       ----------------------------
            (***) percent (***%) of License Fees

            Note:  The ACSR Annual Maintenance period on the
            ************************* ((***)) workstations licensed under this
            Amendment shall begin on January 1, 2000 and shall continue on each January 1 thereafter throughout the term of the Agreement.

THIS AMENDMENT is executed on the day and year first shown above.

CSG SYSTEMS, INC. ("CSG")               TCI CABLE MANAGEMENT CORPORATION
                                        ("Customer")

By:    /s/ Joseph T. Ruble              By:   /s/ Ann Montgomery
   --------------------------------        -----------------------------------

Name:  Joseph T. Ruble                 Name:  Ann Montgomery
     ------------------------------         ----------------------------------

Title: V.P. & General Counsel          Title: EVP, Fulfillment Services and
      -----------------------------          ------------------------------
                                             Operations
                                             ----------

                                                                   EXHIBIT 2.19K

                                          Pages where confidential treatment has
                                        been requested are stamped "Confidential
                                   Treatment Requested and the Redacted Material
                                 has been separately filed with the Commission,"
                                  and places where information has been redacted
                                                    have been marked with (***).


                             FORTY-THIRD AMENDMENT
                                       TO
                        RESTATED AND AMENDED CSG MASTER
                     SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT
                                    BETWEEN
                               CSG SYSTEMS, INC.
                                      AND
                        TCI CABLE MANAGEMENT CORPORATION


This Forty-Third Amendment (the "Amendment") is executed this 29th day of December, 1999, and is made by and between CSG Systems, Inc., a Delaware corporation ("CSG") and TCI Cable Management Corporation ("Customer"). CSG and Customer entered into a certain Restated and Amended CSG Master Subscriber Management System Agreement dated August 10, 1997, which has subsequently been amended pursuant to separately executed amendments (collectively, the "Agreement"), and now desire to amend the Agreement in accordance with the terms and conditions set forth in this Amendment. If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control. Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement. Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment. Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.


CSG and Customer agree as follows:

1. Schedule D is amended to include the following fees for CSG Aggregator Express(TM):


A. Installation Services:
-------------------------

   Initial Installation Services Fee                 $(***)
   (Includes the installation services set forth in Exhibit X-1, for the System Sites set forth in Exhibit X-1 as of the date of execution of this Amendment)


B. Aggregation Account Fee:
----------------------------

   Monthly Aggregation Account Fee (per aggregated
   account on CCS)                                   $(***)

          Note: The definition of an Aggregation
          Account shall be any account set up on CCS for the sole purpose of storing summary information from non-CCS billing sources resident on CSG Aggregator Express.

                                               "Confidential Treatment Requested
                                              and the Redacted Material has been
                                          separately filed with the Commission."
C. Aggregation Processing Fee:
-------------------------------

   Monthly Transaction Fee (per account, per LOB on CSG Aggregator
   Express)                                                            $(***)


THIS AMENDMENT is executed on the day and year first shown above.


CSG SYSTEMS, INC. ("CSG")        TCI CABLE MANAGEMENT CORPORATION  ("Customer")

By: /s/ Joseph T. Ruble          By: /s/ Ann Montgomery
   ----------------------------     --------------------------------------------

Name: Joseph T. Ruble            Name:  Ann Montgomery
     --------------------------       ------------------------------------------

Title:  V.P. & General Counsel   Title: EVP, Fulfillment Services & Operations
      -------------------------        -----------------------------------------

                                       2

 CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE
                          THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19K


                                   SCHEDULE I
                                   ----------

               Electronic Payment Services (Paybill Advantage(R))
               ---------------------------

This Schedule I is made as of this 19/th/ day of November, 1999, between CSG
     ----------
Systems, Inc. ("CSG"), and TCI Cable Management Corporation ("Customer"), pursuant to the CSG Systems Master Subscriber Management Agreement executed as of August 10, 1997 (the "Master Agreement"), and of which this Schedule I forms
                                                               ----------
an integral part.

1. Electronic Payment Services. Subject to the terms and conditions of the Master Agreement, for the term set forth in Section 11 below and for the fees set forth in Schedule D, CSG will provide to Customer, and Customer will purchase from CSG all of Customer's requirements for the data processing services, including reasonable backup security for Customer's data, to support electronic bill paying services as set forth in Section 2 below (the "Basic Services") for all of Customer's subscriber accounts that elect to utilize Customer's electronic bill payment services (the "Subscribers").

2.   Basic Services

(a) Consumer Debits. Each Subscriber will have the option to preauthorize a debit to either their checking account or savings account each month for a predetermined date of Customer's choosing. Customer's third party ACH Originator will be responsible for the disbursement, remittance and settlement of all funds. CSG will create and submit a preauthorized payment disbursement file according to bank industry standards (National Automated Clearing House Association, "NACHA", or Electronic Data Interface, "EDI") containing a debit record for Subscribers who have preauthorized monthly debits to be made from checking or savings accounts on a day designated by Customer each month. The ACH Originator will submit to an automated clearing house data in the required form for the collection of the monthly payments from Subscribers bank accounts, which will be effected on the collection date, or if that date is not a banking day, the first banking day after such date. Each Debit will be submitted so as to effect the payment on the designated date.

(b) Credit of Remittances. CSG will post to Subscriber's CCS account a payment transaction for each processing Subscriber on the Subscriber's collection day.

(c) Enrollment Process. Customer is responsible for obtaining Subscriber enrollment information that authorizes his respective bank to post debit transactions to his respective bank checking account or savings account as required by NACHA. Customer will input Subscriber type of account, bank account number, payment method, and bank routing information into the CCS system. CSG will initiate an ACH prenote the day the form is processed or the day after the form is processed if the form is entered after the daily cutoff time. A daily report will be generated for the Customer each business day for which input is processed showing that a prenote has been initiated. If the prenote process produces an error, the CCS system will automatically update the Subscribers' payment status to reflect an error and add the error to a daily report. If the error was correctable by the receiving depository financial institution, the CCS system will automatically update the information on the CCS system. The first debit will be initiated on the appropriate date to effect the debit on the Customer's predetermined date.

(d) Automatic Preauthorized Payments. Customer's ACH Originator shall provide automatic payment deduction which will occur monthly on a date predetermined by Customer. CSG will submit a file to Customer's the ACH Originator two days prior to the date the deduction is scheduled to take place. The Subscriber payment amount submitted to the ACH Originator will be the statement balance if the statement balance is less than the current balance or if the statement balance is greater than the current balance, then the current balance will be used. If the designated date for deduction falls on a weekend and/or holiday, the deduction will not occur until the next scheduled banking day.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

(e) Settlement. Customer's The ACH Originator will be responsible for crediting Customer's bank account for the gross ACH collection. on the same day as the Debit to Subscriber's checking or savings account.

(f) Settlement of Returns. Customer's The ACH Originator will be responsible for settling daily returns against Customer's bank account. Settlement with Customer will be done daily. Each day for which there are returns, the ACH Originator will initiate a Debit to the Customer's specified account for the total amount of Debits received by ACH Originator that day. First time NSF returns that will be re-deposited by ACH Originator will not be debited to the Customer's specified account.

(g) Record Keeping. Customer is responsible for maintaining Subscriber authorization forms for a period of at least seven (7) years in accordance with the CSG Systems Master Master Subscriber Management Agreement dated August 10, 1997.Agreement

3. Additional Services. If Customer desires CSG to provide other services in addition to the Basic Services, the parties agree to negotiate in good faith with respect to the terms and conditions (including without limitation, pricing) on which such services shall be provided. Such services include, but are not limited to (i) special computer runs or reports, special accounting and information applications; and (ii) data processing and related forms and supplies and equipment other than those provided as standard pursuant to this Agreement (the "Additional Services"). The description of any such additional services, and any other terms and conditions related thereto, shall be set forth in an amendment to this Agreement signed and dated by both parties. Unless otherwise agreed in writing by the parties in such amendment any such additional services shall be subject to the terms of this Schedule I.

4. Subscriber Authorization. Customer shall obtain from each Subscriber the proper documents authorizing automatic transfers to and from such Subscriber's savings account or checking account. Customer will enter only valid authorizations for processing.

5.   Collection Data.   Customer shall update Subscriber account balance
information to provide necessary data for the Basic Services and Additional Services and shall ensure through periodic checks and updates that the data is current and accurate at all times.

6. Settlement of Returns. Customer is ultimately responsible to cover on a daily basis all return debits incurred by ACH originator and in the event collections have ceased.

7.   Reserved.

8. Subscriber Reports. If Customer requests that CSG provide Customer with a tape containing information regarding Customer's Subscribers and related banking information and payment data, then Customer shall pay CSG's then current rates for such tape.

9.   Compliance with Laws.    Customer will comply in all  material  respects
with all federal, state or local laws and regulations pertaining to electronic payment processing. In the event of clear evidence of significant fraudulent activity by Customer, the Basic Services and any Additional Services will be discontinued immediately and any funds on the way to Customer will be impounded immediately.

10. Reliance on Information. CSG shall be entitled to rely upon and act in accordance with any instructions, guidelines or information provided to CSG by Customer, which are given by such persons as have actual or apparent authority to provide such instructions, guidelines or information and shall incur no liability in doing so.

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

11. Term. The term of this Schedule shall be coterminous with the term set forth in Section 15 of the Master Agreement.

Agreed and accepted this 19th day of November, 1999, by:

CSG SYSTEMS, INC. ("CSG")            TCI CABLE MANAGEMENT CORPORATION
                                     ("Customer")

By: /s/ Joseph T. Ruble              By: /s/ Ann Montgomery
   ------------------------             ------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION - FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR RESPECTIVE COMPANIES

                                                                   EXHIBIT 2.19K


                                   SCHEDULE X

                             CSG Aggregator Express(TM)

This Schedule X is made as of this 29/th/ day of December, 1999, between CSG
     ----------
Systems, Inc. ("CSG"), and TCI Cable Management Corporation ("Customer"), pursuant and in accordance with the Restated and Amended CSG Master Subscriber Management System Agreement, executed as of August 10, 1997 (the "Agreement").

1. License. CSG hereby grants Customer, and Customer hereby accepts from CSG, a non-exclusive and non-transferable perpetual right to use the software products known as CSG Aggregator Express (the "Aggregator Express Product"), which, when used in the designated environment described in Section 3, accepts data from external customer care and billing systems and enables Customer to create consolidated billing statements. Customer will be licensed to use the Aggregator Express Product at the System Sites set forth in Exhibit X-1, for the fees set forth in Schedule D and subject to the terms and conditions of the Master Agreement, including, but not limited to, those specified below.

2. Required Products and Services. Customer acknowledges that CCS, Statement Express and ESP (the "Required Products and Services") are required in order for Customer to use the Aggregator Express Product, and Customer shall comply with all of the terms set forth in the Master Agreement for each of those Products and Services in accordance with the terms thereof.

3. Designated Environment. In addition to the Designated Environment for each of the Required Products as set forth in the respective Schedules, Customer is required to use the hardware and software set forth in Exhibit X-2 (the "Aggregator Designated Environment"). Customer may use the Aggregator Express Product only in the Aggregator Designated Environment and will be solely responsible for upgrading the Aggregator Designated Environment to the specifications that CSG may provide from time to time. In the event that the Aggregator Designated Environment is inadequate to permit the required products to operate in accordance with their express performance warranties on the date of delivery hereunder, CSG agrees that it shall be responsible for the hardware costs associated with upgrading the Aggregator Designated Environment such that it complies with this representation .

4. Installation Services. Customer will receive the installation services set forth in Exhibit X-1 in connection with its license to use the Aggregator Express Product.

5.   Term.  This Schedule X shall be effective upon the date set forth above
                  ----------
and shall continue in effect until June 30, June 30, 2000 unless terminated earlier in accordance with the terms and conditions of the Agreement. Any extension of this Schedule X shall be pursuant to the parties' mutual written consent.

Agreed and accepted this 29th day of December, 1999, by:

CSG SYSTEMS, INC. ("CSG")          TCI CABLE MANAGEMENT CORPORATION ("Customer")

By: /s/ Joseph T. Ruble            By: /s/ Ann Montgomery
   ------------------------------     --------------------------------------

Name:  Joseph T. Ruble             Name: Ann Montgomery
     ----------------------------       ------------------------------------

Title: V.P. & General Counsel      Title: EVP Fulfillment Svcs & Operations
      ---------------------------        -----------------------------------


Exhibit X-1.........Installation Services and System Sites
Exhibit X-2.........Designated Environment

CONFIDENTIAL AND PROPRIETARY INFORMATION-FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR
                             RESPECTIVE COMPANIES

                                  EXHIBIT X-1
                                  -----------

                     INSTALLATION SERVICES AND SYSTEM SITES
                     --------------------------------------

1. For the fees set forth in Schedule D, CSG will provide the following Installation Services in connection with Aggregator Express, for the System Sites set forth below as of the date of execution of this Amendment:

     .  on-site product integration review
     .  documentation
     .  statement translator development
     . ESP statement format development for Iowa and California and Texas projects
     . circuit sizing recommendations (via phone) for non-CSG rendered services . UNIX/mainframe parameter setup
     .  pre-implementation support of operational concerns
     .  on-site ESP requirements gathering and training (at CSG facility)
     .  guide interface development
     .  CCS account creation
     .  development of auto registration
     .  up to fifty (50) hours of process consulting

2.   System Sites:

     Select System Sites in Iowa, Texas and California:*

     Iowa
     ----
     .  Cedar Rapids
     .  Waterloo

     Texas and California
     --------------------
     .  Subscribers enrolled in the AT&T BIS
        Bottom of the Bill Promotion

     *  Other mutually agreed upon System Sites.

CONFIDENTIAL AND PROPRIETARY INFORMATION-FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR
                             RESPECTIVE COMPANIES

                                  EXHIBIT X-2
                                  -----------

================================================================================
              CSG Aggregator Express (TM) Designated Environment
================================================================================
Effective 11/99                                                      Page 1 of 1
================================================================================

CSG Aggregator Express - ACSR Integrated Environment /(1)/

--------------------------------------------------------------------------------
Platform
--------------------------------------------------------------------------------
See current Designated Environment hardware and software requirements for ACSR for Windows NT, Windows 95 workstation, and Statement Express
--------------------------------------------------------------------------------

(1)  Requires CSG:
     .    CCS or ACSR;
     .    ESP; and
     .    Statement Express products

CSG Aggregator Express - Stand Alone Environment

--------------------------------------------------------------------------------
                                Client Hardware
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Processors
--------------------------------------------------------------------------------
Compaq, IBM and Dell Business Class computers with Intel Pentium, Pentium II and Celeron processors designated as Microsoft Windows NT certified and Year 2000 compliant.
--------------------------------------------------------------------------------
Random Access Memory (RAM)
--------------------------------------------------------------------------------
64 MB
--------------------------------------------------------------------------------
Minimum Hard Drive Space
--------------------------------------------------------------------------------
1.2 GB
--------------------------------------------------------------------------------
Minimum Video Requirements
--------------------------------------------------------------------------------
1024 x 768 x 256 colors, small font
--------------------------------------------------------------------------------
SVGA 15" Monitor
--------------------------------------------------------------------------------
Printer
--------------------------------------------------------------------------------
Any printer compatible with the client workstation/network environment
--------------------------------------------------------------------------------
CD-ROM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Client Software
--------------------------------------------------------------------------------
Operating System
--------------------------------------------------------------------------------
Microsoft Windows NT v4.0 w/ Service Pack 3 and Year 2000 fixes; or w/ Service Pack 4 and Year 2000 fixes.
--------------------------------------------------------------------------------
Microsoft Windows 95 with OSR 2.5, 4.00.1111 with Y2K fixes, and
WIN95Y2K.EXE applied
--------------------------------------------------------------------------------
Communications
--------------------------------------------------------------------------------
Internet Explorer 4.x minimum or greater, or Netscape Navigator 4.x minimum or greater
--------------------------------------------------------------------------------
Other
--------------------------------------------------------------------------------
Open Windows
--------------------------------------------------------------------------------

CONFIDENTIAL AND PROPRIETARY INFORMATION-FOR USE BY AUTHORIZED EMPLOYEES OF THE PARTIES HERETO ONLY AND IS NOT FOR GENERAL DISTRIBUTION WITHIN OR OUTSIDE THEIR
                             RESPECTIVE COMPANIES